EXHIBIT 99.1


                             [INTEGRITY MEDIA LOGO]


For Immediate Release

         INTEGRITY MEDIA, INC. REPORTS THIRD QUARTER OPERATING RESULTS

MOBILE, Alabama (November 5, 2003) - Integrity Media, Inc. (NASDAQ/NMS: ITGR), a media/communications company that produces, publishes and distributes Christian music, books and related products, today reported its operating results for the third quarter and first nine months of 2003.

Net sales for the three months ended September 30, 2003 decreased 5.2% to $21.4 million, compared with $22.6 million in the third quarter of 2002. The Company reported net income of $1.4 million, or $0.23 per diluted share, in the most recent quarter, compared with net income of $1.4 million, or $0.23 per diluted share, in the quarter ended September 30, 2002.

For the nine months ended September 30, 2003, net sales increased 7.1% to $53.4 million, versus $49.8 million in the corresponding period of the previous year. The Company reported net income of $1.2 million, or $0.20 per diluted share, in the first nine months of 2003, compared with net income of $1.6 million, or $0.27 per diluted share, in the prior-year period.

Marketing and fulfillment expenses for the nine months ended September 30, 2003 remained relatively flat at $10 million. For the quarter, marketing and fulfillment expenses decreased by 17.6% to $3.6 million, compared with $4.3 million in the prior year quarter. The decrease for the quarter is partly attributable to a new fulfillment arrangement in the INO Records (formerly M2 Communications) division, where the revenue per unit is slightly reduced in favor of reduced fulfillment expense.

General and administrative expenses for the nine months ended September 30, 2003 increased 17.5% to $14.1 million, compared with $12.0 million in the prior year period. For the quarter, general and administrative expenses increased 6.9% to $4.9 million, compared with $4.6 million for the same period in 2002. For the nine months and the quarter ended September 30, 2003, the Integrity Publishers, INO Records and Sarepta divisions accounted for 71% and 68% of the increases in general and administrative expenses, respectively. Integrity Publishers was formed in August 2001 and published its first book titles in the third quarter of 2002. M2 Communications (name changed to INO Records in September 2003) was acquired in June 2002, and Sarepta was acquired March 31, 2003.

Net cash provided by operating activities approximated $250,000 in the first nine months of 2003, compared with net cash provided by operating activities of $4.1 million in the prior-year period. Cash and cash equivalents on the Company's balance sheet approximated $1.4 million at September 30, 2003. Outstanding debt totaled $13.5 million at September 30, 2003, versus $9.5 million at December 31, 2002. "The facilities expansion program at our corporate headquarters, which is now complete, was primarily responsible for the increase in long-term debt during the first nine months of 2003," stated Don Ellington, Chief Financial Officer of Integrity Media, Inc. "Our cash flow management strategy anticipates a reduction in outstanding debt during the next twelve months."

"Revenues for the Integrity Music Group (Integrity Music and INO Records) continue to be affected by weakness in sales to the Christian bookstore (CBA) retail channel and by digital piracy -- the illegal downloading of music from the Internet by consumers," noted P. Michael Coleman, President and Chief Executive Officer of Integrity Media, Inc. "The largest contributor to our third quarter sales decline was INO Records, where sales decreased to $3.7 million from $4.8 million in the prior-year period, partly attributable to the new fulfillment arrangement described above. During the third quarter of 2002, INO Records also benefited from strong new album releases by MercyMe and Sara Groves. While we are pleased with INO's recent new releases, including Kiss of Heaven by Darlene Zschech and Throne Room by CeCe Winans, the impact of new releases upon revenues was less significant in the third quarter of 2003 than in the quarter ended September 30, 2002. Revenues continued to be negatively impacted in the most recent quarter by a reduction in sales of Songs4Worship products to Time Life and through Integrity's continuity club channels."

Coleman continued, "Despite the challenges facing CBA stores and the entire music industry, I am pleased to report a $3.5 million increase in Integrity Media's total revenues during the first nine months of 2003. The second audio/visual album under our new iWorship brand was enthusiastically received by the market. The first iWorship album, which was released in the third quarter of 2002, continues to sell well and was certified `Platinum' by the RECORDING INDUSTRY ASSOCIATION OF AMERICA (RIAA) in October 2003."

"Sales continued to rise at Integrity Publishers, which will complete its first full year of book publications during 2003, and we are particularly excited about the recent signing of Max Lucado to publish his book Its Not About Me."

"Although revenues were disappointing in the most recent quarter, management is pleased to report net income that was comparable with last year's third quarter, and we continue to anticipate earnings of $0.31 to $0.36 per diluted share for the full year."

"Looking forward, we are confident that our pursuit of revenue diversification will benefit shareholder value in the long run and should allow Integrity Media to realize its full potential as a Christian media/communications company. We are very pleased with Integrity Publishers' initial success in the Christian book market, and we are moving forward with other strategic initiatives, including the launch of our Integrity Film/Video division, which will distribute films via Video/DVD formats to the Christian marketplace," concluded Coleman.


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Integrity Media, Inc. is a media/communications company that produces, publishes and distributes Christian music, books and related products. It is a producer and publisher of products that facilitate a Christian lifestyle. Integrity's products are sold primarily through retail stores and direct to consumers throughout the United States and in 168 other countries. The Company is headquartered in Mobile, Alabama, and its common stock is listed on The Nasdaq National Market under the symbol "ITGR". Information about Integrity, including financial and operating performance, is also available at the company's Web site, www.integritymedia.com/invest/financialpr.html.

THE COMPANY WILL HOST A CONFERENCE CALL TO DISCUSS THIRD QUARTER RESULTS AND OTHER SUBJECTS AT 11:30 A.M. EST TODAY. SHAREHOLDERS AND OTHER INTERESTED PARTIES MAY PARTICIPATE IN THE CONFERENCE CALL BY DIALING 800-915-4836 (INTERNATIONAL/LOCAL PARTICIPANTS BY DIALING 973-317-5319) A FEW MINUTES BEFORE 11:30 A.M. EST. THE CALL WILL ALSO BE BROADCAST LIVE ON THE INTERNET AT HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ391090454GF12.HTML. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE TWO HOURS AFTER THE COMPLETION OF THE CONFERENCE CALL FROM NOVEMBER 5, 2003 UNTIL NOVEMBER 12, 2003 BY DIALING 800-428-6051 FOR PARTICIPANTS IN THE US/CANADA OR FOR INTERNATIONAL/LOCAL PARTICIPANTS, CALL 973-709-2089 AND ENTERING THE ACCESS ID NUMBER 309777. THE CALL WILL ALSO BE ARCHIVED FOR 90 DAYS AT HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ391090454GF12.HTML.



Some of the statements contained in this press release, particularly those anticipating future financial performance, business prospects, growth and operating strategies, new products and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In addition to the factors discussed above, among the other factors that could cause actual results to differ materially are: potentially changing consumer tastes and demands with respect to Christian music and books generally and praise and worship music, adult contemporary and pop/rock Christian music in particular; the effect on profit margins of changes in the Company's sales mix; increases in the estimated cost of television advertising, including production costs and the cost of air time, all of which could materially affect the financial impact of television advertising initiatives; the relative success of new products and consumer demand for existing products; construction delays or overruns at the corporate campus; and the risks identified from time to time in Integrity's SEC reports, including, but not limited to, the report on Form 10-K for the year ended December 31, 2002. Any forward-looking statements represent our estimates only as of the date of this release and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.


                  For additional information, please contact:

         Don Ellington, CFO of Integrity Media, Inc. at (251) 633-9000
                                       or
     RJ FALKNER & COMPANY, INVESTOR RELATIONS COUNSEL AT (800) 377-9893 OR
                       VIA E-MAIL AT INFO@RJFALKNER.COM.


                         (FINANCIAL HIGHLIGHTS FOLLOW)


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
INTEGRITY MEDIA, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                         Three Months Ended               Nine months Ended
                                                            September 30                     September 30
                                                     -------------------------        -------------------------
                                                       2003             2002            2003             2002
                                                     --------         --------        --------         --------

Net sales                                            $ 21,408         $ 22,582        $ 53,352         $ 49,809
Cost of sales                                          10,519           11,211          26,816           24,384
                                                     --------         --------        --------         --------
Gross profit                                           10,889           11,371          26,536           25,425

Marketing and fulfillment expenses                      3,552            4,311           9,998           10,216
General and administrative expenses                     4,915            4,598          14,056           11,958
                                                     --------         --------        --------         --------
   Income (loss) from operations                        2,422            2,462           2,482            3,251

Other expenses
   Interest expense, net                                  114               46             319              186
   Other expenses                                         (15)              64              22              161
                                                     --------         --------        --------         --------
   Income before minority interest
   and taxes                                            2,322            2,352           2,141            2,904

Provision for income taxes                                887              884             776            1,066
Minority interest, less applicable taxes                   48               64             158              207
                                                     --------         --------        --------         --------
Net income                                           $  1,388         $  1,404        $  1,207         $  1,631
                                                     ========         ========        ========         ========

Adjustments to determine comprehensive income

Foreign currency translation adjustments                 (145)              80            (244)             182
                                                     --------         --------        --------         --------
Comprehensive income                                 $  1,243         $  1,484        $    963         $  1,813
                                                     ========         ========        ========         ========

Net income, basic                                    $   0.25         $   0.25        $   0.22         $   0.29
                                                     ========         ========        ========         ========

Net income, diluted                                  $   0.23         $   0.23        $   0.20         $   0.27
                                                     ========         ========        ========         ========

Weighted average number of shares outstanding

   Basic                                                5,619            5,595           5,609            5,592
   Diluted                                              5,980            6,002           5,968            6,005


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INTEGRITY MEDIA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                   Sep 30, 2003        Dec 31, 2002
                                                                                   ------------        ------------
                                                                                    (Unaudited)

ASSETS
Current Assets
   Cash                                                                               $  1,440           $  4,821
   Trade receivables, less allowance for returns and doubtful accounts
   of $2,197 and $2,415                                                                 11,608              6,842
   Other receivables                                                                        65                 67
   Inventories                                                                           7,622              5,191
   Other current assets                                                                  5,705              4,558
                                                                                      --------           --------
      Total current assets                                                              26,440             21,479

Property and equipment, net of accumulated depreciation of $6,827 and $6,055            10,759              7,337
Product masters, net of accumulated amortization of $21,784 and $19,387                  4,242              3,806
Other assets                                                                             7,408              8,237
                                                                                      --------           --------
      Total assets                                                                    $ 48,849           $ 40,859
                                                                                      ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Current portion of long-term debt                                                  $  2,690           $  2,690
   Line of Credit                                                                        3,000                  0
   Accounts payable and accrued expenses                                                 5,366              5,298
   Royalties payable                                                                     6,186              6,256
   Other current liabilities                                                             3,714                997
                                                                                      --------           --------
      Total current liabilities                                                         20,956             15,241

Long-term debt                                                                           7,792              6,780
Other long-term liabilities                                                                446                179
                                                                                      --------           --------
      Total liabilities                                                                 29,194             22,200
                                                                                      --------           --------

Commitments and contingencies

Minority interest                                                                          514                606
                                                                                      --------           --------

Stockholders' Equity
   Preferred stock, $.01 par value; 500,000 shares authorized, none
   issued and outstanding                                                                    0                  0
   Class A common stock, $.01 par value; 7,500,000 shares authorized;
   2,384,783 shares issued and outstanding                                                  24                 24
   Class B common stock, $.01 par value, 10,500,000 shares
   authorized; 3,385,000 shares issued and outstanding                                      34                 34
   Additional paid-in capital                                                           13,001             12,956
   Unearned compensation                                                                  (399)              (479)
   Retained earnings                                                                     6,659              5,452
   Equity adjustments from foreign translation                                            (178)                66
                                                                                      --------           --------
      Total stockholders' equity                                                        19,141             18,053
                                                                                      --------           --------
         Total liabilities and stockholders' equity                                   $ 48,849           $ 40,859
                                                                                      ========           ========


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